Exhibit 99.2

                                  CERTIFICATION

         I, Jeffrey G. McGonegal, Chief Financial Officer, certify that:

                  1. I have reviewed this quarterly report on Form 10-QSB of AspenBio, Inc. (the "Company");

                  2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                  3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.

                  4. The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company [language omitted in accordance with SEC transition instructions contained in SEC Release 34-47986] and have:

                           a) Designed such disclosure controls and procedures,
or caused such disclosure

controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                           b) [Paragraph omitted in accordance with SEC
transition instructions contained in

SEC Release 34-47986]


                           c) Evaluated the effectiveness of the Company's
disclosure controls and

procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                           d) Disclosed in this report any change in the
Company's internal control over

financial reporting that occurred during the Company's most recent fiscal quarter (the Company's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

                  5. The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

         Date:    August 14, 2003        By:      /s/ Jeffrey G. McGonegal
                                                  ---------------------------
                                                      Jeffrey G. McGonegal
                                                      Chief Financial Officer


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